Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt Disclosure [Text Block]
Debt

Notes Payable
The Company has financed certain insurance policies and has notes payable at December 31, 2011 and 2010 of approximately $148,100 and $116,895, respectively, related to these policies. These notes require monthly payments and mature in less than one year.

Mortgages Payable
On October 31, 2007, PCT issued a note to borrow $3,120,000 (the “Note”) in connection with its $3,818,500 purchase of condominium units in an existing building in Allendale, New Jersey (the “Property”) that PCT uses as a laboratory and stem cell processing facility. The Note is payable in 239 consecutive monthly payments of principal and interest, based on a 20 year amortization schedule; and one final payment of all outstanding principal plus accrued interest then due. The current monthly installment is $20,766, which includes interest at an initial rate of 5.00%; the interest rate and monthly installments payments are subject to adjustment on October 1, 2017. On that date, upon prior written notice, the lender has the option to declare the entire outstanding principal balance, together with all outstanding interest, due and payable in full. The Note is secured by substantially all of the assets of PCT, including a first mortgage on the Property and assignment of an amount approximately equal to eighteen months debt service held in escrow. The Note matures on October 1, 2027 if not called by the lender on October 1, 2017. The note is subject to certain debt service coverage and total debt to tangible net worth financial covenant ratios measured semi-annually. PCT was not in compliance with such covenants at the measurement date of December 31, 2011, and obtained a covenant waiver letter from the lender for all periods through December 31, 2011. The outstanding balance was approximately $2,708,300 at December 31, 2011 of which $114,200 is payable within twelve months. On December 6, 2010 PCT Allendale, a wholly-owned subsidiary of PCT, entered into a note for a second mortgage in the amount of $1 million on the Allendale Property with TD Bank, N.A. This loan is guaranteed by PCT, DomaniCell (a wholly-owned subsidiary of PCT, now known as NeoStem Family Storage, LLC), Northern New Jersey Cancer Associates (“NNJCA”) and certain partners of NNJCA and is subject to a financial covenant starting December 31, 2011. PCT was not in compliance with such covenants at the measurement date of December 31, 2011, and obtained a covenant waiver letter from the lender for all periods through December 31, 2011. The loan is for 124 months at a fixed rate of 6% for the first 64 months. The loan is callable for a certain period prior to the interest reset date. The initial four months was interest only. The outstanding balance as of December 31, 2011 is $926,800 of which $76,000 is payable within twelve months. Both mortgages are classified as current liabilities as of December 31, 2011.